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                          THE STRIDE RITE CORPORATION

             FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 2, 1994

                                Addendum 10(ix)


     James F. Montiegel                           August 2, 1989*



     * As amended on January 29, 1990